UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)  March 15, 2010

CFO Consultants, Inc.

(Exact Name of Issuer as specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

333-149294	42-1749358
(Commission File Number)	(I.R.S. Employer
Identification Number)

829 Francis Drive
Palm Springs, CA	92262
(Address of principal executive	(Zip Code)
offices)

(760) 322-9277

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On March 15, 2010, the registrant engaged Sam Kan and Company CPA as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Sam Kan and Company CPA regarding any of the matters set forth in Item 304 (a) (2) (i) or (ii) of Regulation S-B.

Item 7.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

No. Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 15, 2010

CFO Consultants, Inc.

/s/ Norman LeBoeuf

Norman LeBoeuf, CEO

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